Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for LB-UBS Commercial Mortgage
Trust 2004-C8 Commercial Mortgage Pass-Through Certificates, Series 2004-C8 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

Bank of New York
9,167,000
17%
One Wall Street
New York, NY 10286

SSB&T Co.
31,000,000
58%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Northern Trust
5,000,000
9%
801 S. Canal C-IN
Chicago, IL 60607

JP Morgan Chase Bank NA
30,540,000
8%
14201 Dallas Parkway
Dallas, TX 75254
Mellon Trust
39,856,000
10%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
120,648,000
31%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

US BANK NA
23,205,000
6%
1555 N. Rivercenter Drive, Ste 0300
Milwaukee, WI 53212

Bank of New York
69,290,000
18%
One Wall Street
New York, NY 10286

BK NY INV
22,000,000
50%
111 Sanders Creek
Barclays
E. Syracuse, NY 13057

JP Morgan Chase Bank NA
12,590,000
28%
14201 Dallas Parkway
Dallas, TX 75254
Mellon Trust
5,000,000
11%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Bank of New York
12,000,000
8%
One Wall Street

New York, NY 10286

JP Morgan Chase Bank NA
17,710,000
12%
14201 Dallas Parkway
Dallas, TX 75254
Mellon Trust
10,000,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

UBSSEC/CMO
29,000,000
19%
299 Park Avenue
New York, NY 10171

Citibank
25,000,000
17%
3800 Citibank Center B3-15
Tampa, FL 33610

LHMNGV/ LBI
29,000,000
19%
70 Hudson Street
Jersey City, NJ 07302

SSB&T Co.
22,855,000
15%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

BK ONE RET
26,000,000
72%
340 South Cleveland
Building 350
Columbus, OH 43240

JP Morgan Chase Bank NA
10,000,000
28%
14201 Dallas Parkway
Dallas, TX 75254

JPMorgan Chase Bank/Prudential
38,400,000
10%
14201 Dallas Parkway, 12 th Floor
Dallas, TX 75240

CGM/SAL BR
25,000,000
6%
333 W. 34 th Street, Third Floor
New York, NY 10001
JP Morgan Chase Bank NA
47,750,000
12%
14201 Dallas Parkway
Dallas, TX 75254

LHMNGV/ LBI
24,870,000
6%
70 Hudson Street
Jersey City, NJ 07302

SSB&T Co.
71,150,000
19%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Citibank
35,000,000
9%
3800 Citibank Center B3-15
Tampa, FL 33610
Mellon Trust
38,127,000
10%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Northern Trust
24,883,000
6%
801 S. Canal C-IN
Chicago, IL 60607

A-J
Citibank
16,500,000
19%
3800 Citibank Center B3-15
Tampa, FL 33610

SSB&T Co.
16,500,000
19%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
17,500,000
21%
14201 Dallas Parkway
Dallas, TX 75254

WESTLB AGY
15,000,000
18%
1211 Avenue of the Americas
New York, NY 10286
Mellon Trust
19,732,000
23%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

B
Citibank
15,000,000
76%
3800 Citibank Center B3-15
Tampa, FL 33610
Mellon Trust
4,669,000
24%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

C
Citibank
19,669,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

D
Citibank
14,752,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

E
Citibank
14,752,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

F
Citibank
16,391,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610